UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 22, 2014


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


          Colorado                       001-35245               20-2835920
   --------------------              ------------------       ---------------
(State or other jurisdiction       (Commission File No.)    (IRS Employer
     of incorporation)                                       Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
               --------------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073

                                       N/A
                    ----------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On January 22, 2014 the Company's board of directors announced the following changes to the Company's management:

     William E. Scaff, Jr. (age 56) was appointed Co-Chief Executive Officer, a position he will share with Ed Holloway as Co-Chief Executive Officer. Mr. Scaff will remain as the Company's treasurer. Mr. Scaff has been an officer and director of the Company since September 2008.

     Craig Rasmuson (age 45) was appointed as the Company's Chief Operating Officer. Mr. Rasmuson has held various positions with the Company since September 2008, and most recently served as Vice President of Operations.

     Valerie S. Dunn (age 54) was appointed as the Company's Secretary. Ms. Dunn will continue as the controller for the Company, a position she has held since September 2008.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 28, 2014

                                SYNERGY RESOURCES CORPORATION



                                 By: /s/ Frank L. Jennings
                                     -----------------------------------------
                                     Frank L. Jennings, Principal Financial and
                                     Accounting Officer